Exhibit 7.6

POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints each of Cody L. Franklin, Andrew C. Goldberg, and Lance J.T. Schumacher, signing singly, as the undersigned’s true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer, director, or beneficial owner of the shares of Common Stock, par value $0.01 per share, of Catalent, Inc., a Delaware corporation (the “Issuer”), the Statement on Schedule 13D (or Schedule 13G, if applicable) in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Statement on Schedule 13D (or Schedule 13G, if applicable) and all amendment(s) thereto and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grant to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Issuer assuming, any of the undersigned’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file a Statement on Schedule 13D or Schedule 13G with respect to each of the undersigned’s holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signatures on following pages]

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 17th day of May, 2019.

Green Equity Investors VII, L.P.
By: GEI Capital VII, LLC, its General Partner

By:	/S/ ANDREW C. GOLDBERG
Andrew C. Goldberg
Vice President, General Counsel and Secretary

Green Equity Investors Side VII, L.P.
By: GEI Capital VII, LLC, its General Partner

By:	/S/ ANDREW C. GOLDBERG
Andrew C. Goldberg
Vice President, General Counsel and Secretary

LGP Associates VII-A LLC
By: Peridot Coinvest Manager LLC, its Manager

By:	/S/ ANDREW C. GOLDBERG
Andrew C. Goldberg
Vice President, General Counsel and Secretary

LGP Associates VII-B LLC
By: Peridot Coinvest Manager LLC, its Manager

By:	/S/ ANDREW C. GOLDBERG
Andrew C. Goldberg
Vice President, General Counsel and Secretary

GEI Capital VII, LLC

By:	/S/ ANDREW C. GOLDBERG
Andrew C. Goldberg
Vice President, General Counsel and Secretary

Leonard Green & Partners, L.P.
By: LGP Management, Inc., its General Partner

By:	/S/ ANDREW C. GOLDBERG
Andrew C. Goldberg
Vice President, General Counsel and Secretary

LGP Management, Inc.

By:	/S/ ANDREW C. GOLDBERG
Andrew C. Goldberg
Vice President, General Counsel and Secretary

[SIGNATURE PAGE TO CATALENT, INC. 13-D POWER OF ATTORNEY]

Peridot Coinvest Manager LLC

By:	/S/ ANDREW C. GOLDBERG
Andrew C. Goldberg
Vice President, General Counsel and Secretary

/S/ PETER ZIPPELIUS
Peter Zippelius

[SIGNATURE PAGE TO CATALENT, INC. 13-D POWER OF ATTORNEY]